SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) May 15, 2003
                                                          ------------



                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                 ----------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



              South Carolina                         57-0910139
              --------------                         ----------
       (State or Other Jurisdiction of              (IRS Employer
       Incorporation or Organization)             Identification No.)


                    1601 Shop Road Ste E Columbia, S.C. 29201
                    -----------------------------------------
          (Address, Including Zip Code of Principal Executive Offices)


                                 (803) 736-5595
                    -----------------------------------------
              (Registrant's Telephone Number, Including Area Code)



       (Former Name, Address or Fiscal Year, If Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(a) - (b) Not applicable.

      (c) Exhibits: The following exhibit is filed herewith:

          Exhibit 99.1 -  Press release issued on May 15, 2003

Item 9.    Regulation FD Disclosure

This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

On May 15, 2003, Integrated Business Systems and Services, Inc. issued a press release is announcing its first quarter earnings results. A copy of the press release is attached as Exhibit 99.1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.


By:   /s/ GEORGE E. MENDENHALL
   ---------------------------
George E. Mendenhall
Its:  Chief Executive Officer


Date: May 16, 2003